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                                                                   Exhibit 10(f)

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                    ---------------------------------------

         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "First Amendment") is made and entered into as of August 27, 1998 by and between COLONIAL TRUST COMPANY, an Arizona corporation with its principal place of business in Phoenix, Arizona (the "Corporation") and JOHN K. JOHNSON, a resident of the State of Arizona ("Employee").

                                    RECITALS
                                  ------------

         WHEREAS, the Corporation and Employee are parties to an Employment Agreement dated July 1, 1996 (the "Employment Agreement"); and

         WHEREAS, the parties wish to amend the Employment Agreement in certain respects.

         NOW, THEREFORE, the parties hereby agree as follows:

                                   AGREEMENT
                               -----------------

         1. Paragraph 3 of the Employment Agreement is hereby amended to extend the term of the Employment Agreement to June 30, 2001.

         2. Paragraph 4(a) of the Employment Agreement is hereby amended to increase Employee's base salary to $90,000.00 per year effective as of the date hereof.

         3. The Employment Agreement shall remain in full force and effect in its original form, except as specifically modified herein.

                                             COLONIAL TRUST COMPANY


                                             BY /s/ Lynn R. Camp
                                                -----------------
                                                 Lynn R. Camp

                                             Its Chairman of the Board


                                                           CORPORATION

                                                /s/ John K. Johnson
                                                -------------------
                                                 John K. Johnson

                                                           EMPLOYEE